SCHEDULE 14A
               Information Required in Proxy Statement
Reg. Sec.240.14a.101.

                      SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                         (Amendment No.  )

Filed by the Registrant  [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule
        14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Sec.240.14a-11(c) or Sec.240.14a-12


                        OCG Technology, Inc.
           ----------------------------------------------
          (Name of Registrant as Specified In Its Charter)


   ---------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee  (Check the appropriate box):
[ ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
        or Item 22(a)(2) of Schedule 14A.

[ ]  $500 per each party to the controversy pursuant to Exchange Act
        Rule 14a-6(i)(3).
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)4 and 0-11.

      1)    Title of each class of securities to which transaction applies:


      2)    Aggregate number of securities to which transaction applies:


      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      4)    Proposed maximum aggregate value of transaction:

      5)    Total fee paid:

[ ]  Fee Paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     	1) Amount Previously Paid:
        ..................................................................

      2) Form, Schedule or Registration No.:
        ..................................................................

      3) Filing Party:
     	  ..................................................................

    	4) Date Filed:
        ..................................................................






                      OCG TECHNOLOGY, INC.
            NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                To Be Held on December 14, 1999

To the Stockholders:

     Notice is hereby given that the Annual Meeting of the Stockholders of OCG Technology, Inc., a Delaware corporation (the "Company"), will be held at 410 Park Avenue, 5th Floor, New York, N.Y. 10022 on Tuesday, December 14, 1999 at 10:30 A.M. local time for the following purposes:

      1.   To elect three Directors.

      2. To transact such other business as may properly come before the Annual Meeting.

     Pursuant to law and the By-laws of the Company, in lieu of closing its transfer books, the Board of Directors has fixed the close of business on October 29, 1999, as the record date for the determination of Stockholders of the Company entitled to notice of, and to vote their shares at, the Annual Meeting and any adjournment thereof.

     It is desired that as many Stockholders as practicable be represented at the meeting. Consequently, whether or not you plan to attend the meeting, Stockholders are requested by management to fill out, sign, and date and return the form of proxy in the enclosed envelope, which requires no postage if mailed in the United States, as soon as possible.

     YOU MAY REVOKE THE PROXY AT ANY TIME BEFORE THE AUTHORITY GRANTED THEREIN IS EXERCISED.

                                   By order of the Board of Directors



                                   Jeffrey P. Nelson, Secretary
Dated: November 16, 1999
       New York, New York

                     OCG TECHNOLOGY, INC.

                       PROXY STATEMENT

                              for

                 ANNUAL MEETING OF STOCKHOLDERS

                  To Be Held December 14, 1999


     This Proxy Statement is furnished in connection with the solicitation of proxies to be used at the Annual Meeting of Stockholders of OCG Technology, Inc. (the "Company" or "OCG") to be held on Tuesday, December 14, 1999 at 10:30 A.M., local time, at 410 Park Avenue, 5th Floor, New York, N.Y. 10022, or any adjournment thereof. The solicitation of Proxies in the enclosed form is made on behalf of the Board of Directors of the Company. This Proxy Statement and accompanying form of Proxy are first being mailed to stockholders on or about November 16, 1999.

     Stockholders are requested to date, sign, and return the enclosed Proxy, as soon as possible, in the enclosed envelope, (which requires no postage if mailed in the United States), which will be voted FOR each of the proposals set forth herein, unless a contrary intent appears.
A stockholder signing and returning a Proxy in the enclosed form has the power to revoke it by written notice received by the Secretary of the Company at any time before the exercise thereof, by submitting a subsequent Proxy or by attending the meeting and voting in person.

     Expenses of soliciting Proxies will be borne by the Company. Solicitation will be by mail except for any incidental solicitation by telephone, telegram and personal calls by directors, officers and other employees of the Company which will not involve furnishing additional written materials than those supplied herewith. The Company will also reimburse brokers and certain other persons for their charges and expenses in forwarding Proxy material.

     As of October 29, 1999, the record date for the determination of stockholders entitled to notice of, and to vote their shares at, the Annual Meeting and any adjournment thereof (the "Record Date"), the following shares of voting securities of the Company were outstanding:
30,749,057 shares of common stock, par value $.01 per share ("Common Stock") and 33,333 shares of Series E preferred stock, par value $.10 per share ("Series E Preferred").

     An Annual Report on Form 10-KSB, as amended, for the fiscal year ended June 30, 1999, containing financial and other information, accompanies this Proxy Statement.



               DOCUMENTS INCORPORATED BY REFERENCE

     The following documents heretofore filed by the Company with the Securities and Exchange Commission are incorporated in this Proxy
Statement by reference:

     1.   The Annual Report on Form 10-KSB for the fiscal year ended
          June 30, 1999;

     2.   Form 8-K dated August 13, 1999.

     3. The Quarterly Report on Form 10-QSB for the fiscal quarter ended September 30, 1999.

     All documents and reports filed by the Company pursuant to Section 13(a), 13(c) 14 or 15 (d) of the Securities Exchange Act of 1934, as amended, subsequent to the date of this Proxy Statement and prior to the date of the Annual Stockholders' Meeting shall be deemed to be incorporated by reference into this Proxy Statement and shall be deemed to be a part hereof from the respective date of filing of each such document or report. Any statement contained in a document or report incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained herein, or in any other subsequently filed document which also is, or is deemed to be, incorporated by reference herein, modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Proxy Statement.

     This Proxy Statement incorporates documents by reference which are not presented herein or delivered herewith. The Company will provide, without charge, to each person to whom a Proxy Statement is delivered, upon written or oral request of such person and by first class mail or other equally prompt means within one business day of receipt of such request, a copy of any and all of the information that has been incorporated by reference in the Proxy Statement (not including exhibits to the information that is incorporated by reference unless such exhibits are specifically incorporated by reference into the information that the Proxy Statement incorporates). This includes information contained in documents filed subsequently to the date on which definitive copies of the Proxy Statement are sent or given to security holders, up to the date of responding to the request. Such requests should be addressed to Edward C. Levine, President, OCG Technology, Inc., 450 West 31st Street, New York, New York 10001. Telephone: (212) 967-3079. In order to ensure delivery of the documents prior to the Annual Stockholders' Meeting, requests should be received by December
1, 1999.

               PROPOSAL ONE:  ELECTION OF DIRECTORS

     The three persons, named below, have been nominated to serve as Directors of the Company until the next Annual Stockholders' Meeting, or until their successors are duly elected and qualify (the "Nominees"). It is the intention of those named on the enclosed form of Proxy, in all those instances where the Proxies indicate a vote in favor of the Nominees (or have no designated choices for directors), to vote all duly executed Proxies, unless authority is previously withdrawn, for the three Nominees. All three Nominees are currently serving as Directors. If, at the time of the Annual Meeting, any of the Nominees is not available to serve as a Director, the Proxies may be voted for a substitute Nominee designated by the Board of Directors ("the Board"). The Company does not have a standing Nominating Committee. Nominations for Board members are considered by the full Board.

                             Nominees

     The three Nominees of management to serve as Directors of the Company, and further information concerning such Nominees, including other offices held and past business experience, are as follows:

Name                        Age      Position(s)                           Director Since
----                        ---      -----------                           --------------
Edward C. Levine            72       President/Chairman/Treasurer              1973

Jeffrey P. Nelson           55       Secretary/Executive Vice President        1991

Jarema S. Rakoczy           57       Vice President                            1987

     Edward C. Levine has been a Director of the Company since 1973 and has been its President and Chairman of the Board since 1976. Mr. Levine is a member of the Bar of the State of New York.

     Jeffrey P. Nelson, has been a Director of the Company since November 1991, has been its Secretary since June 1992 and an Executive Vice President since November 1997. Mr. Nelson served as a Vice President, Asset Based Finance Division, of Marine Midland Bank, NA from December 1986 through 1990. Mr. Nelson was self-employed as a real estate financing consultant from January 1991 through November 1991.

     Jarema S. Rakoczy, has been a Director of the Company since August 1987, and has been a Vice President since March 1985. He has been with the Company since January, 1983. Mr. Rakoczy has been self-employed as a sales and marketing consultant since May of 1989. Mr. Rakoczy devotes all of his professional time to the Company's affairs. Mr. Rakoczy served as Eastern Manager at Hittman Medical Systems from September 1980 to December 1982; as Regional Sales Manager at American Optical Medical Division from February 1976 to September 1980; and as Vice President at Pratt Electronics from June 1968 to November 1974.

     The affirmative vote of the holders of a plurality of the Company's Stock, who are present in person or represented by Proxy and are entitled to vote at the Annual Meeting, is required for the adoption of Proposal One.

     The Board recommends a vote FOR this proposal.

              Meetings and Committees of the Board

     The Board met nine times during the fiscal year ended June 30, 1999. Each Director attended at least 75% of those meetings during the period in which he was a member of the Board.

     During the year ended June 30, 1999, the Board did not have any standing audit, nominating or compensation committees, or committees performing similar functions.

Compensation of Directors

     There are no standard or other arrangements for compensating
Directors. Directors currently serve without compensation.

Compensation of Officers

     The following table presents certain specific information regarding the compensation of the Chairman and President of the Company. The Chairman and President of the Company received no salary or bonus in the last three years other than the compensation set forth in the following table. No Officer of the Company had a total salary, bonus or other compensation exceeding $100,000.

                        Summary Compensation Table (Fiscal 1999)

                                       Fiscal Year Ended         Long-term Compensation
Name & Principal Position                    June 30,            Securities Underlying Options
-------------------------                    -------             -----------------------------
          (a)                                  (b)                          (g)
Edward C. Levine,                             1999                        300,000
    President and Chief                       1998                        200,000
     Executive Officer                        1997                        350,000


                                 Option Grants in Last Fiscal Year
                         Number of              % of Total Options/SARs    Exercise or
                    Securities Underlying       Granted to Employees in    Base Price     Expiration
        Name        Options/SARs Granted             Fiscal Year           ($/Share)         Date
        (a)                 (b)                           (c)                  (d)            (e)
 ----------------   ---------------------       ------------------------    ----------     --------
 Edward C. Levine         300,000                        20.38                $.47         6/21/2002


            Aggregated Option Exercises in Last Fiscal Year
                  and Fiscal Year End Option Values

 The following table sets forth certain information regarding the exercise of stock Options during the fiscal year ended June 30, 1999 and the fiscal year ended value of unexercised options for the Company's named executive officers.

                            Shares          Value          Number of          Value of Unexercised
                          Acquired on      Realized    Unexercised Options    In-the-money Options
 Name                      Exercise          ($)       at Fiscal Year-End     at Fiscal Year End(1)
 ----                     -----------      --------    -------------------    ---------------------
 Edward C. Levine             0              $0            850,000                    $0

 Jeffrey P. Nelson            0              $0            550,000                    $0

 Jarema S. Rakoczy            0              $0            120,000                    $0

 Erich W. Augustin            0              $0            550,000                    $0

______________
Notes:(1) Calculated based on the excess of the closing market price of the Company's Common Stock as reported on the OTC Bulletin Board on June 30, 1999 ($0.41) over the option exercise price.

     Security Ownership of Certain Beneficial Owners and Management

     The following table indicates as of October 31, 1999, the number of shares of the Company's Stock beneficially owned by (i) each Officer and Director, (ii) each 5% stockholder of the Company's Stock known to the Company, and (iii) all Officers and Directors as a group:



              Name & Address of      Amount & Nature of        Percent of
Class         Beneficial Owner       Beneficial Ownership        Class
-----         ----------------       --------------------      ----------
Common        Edward C. Levine         538,826 - Direct           1.75%
              450 West 31st Street
              New York, NY 10001

Common        Jeffrey P. Nelson        450,000 - Direct           1.47%
              450 West 31st Street
              New York, NY 10001

Common        Jarema S. Rakoczy        359,600 - Direct           1.17%
              450 West 31st Street
              New York, NY 10001

Common        All Directors and      1,348,426 - Direct           4.39%
              Officers as a group
              (3 persons)



           Certain Relationships and Related Transactions


   On June 22, 1999 authorized the issuance of, and thereafter issued, warrants to purchase shares of its Common Stock as follows: Edward
   C. Levine 300,000 warrants; Jeffrey P. Nelson 150,000 warrants; Erich W. Augustin 150,000 warrants, and Jarema S. Rakoczy 30,000 warrants; all at $.47 per share.

   On June 22, 1999 OCGT authorized the issuance of, and thereafter issued, warrants to purchase 200,000 shares of its common stock at $.47 per share to Masterdisk Corporation in payment of the use of space and administrative support services for the year ended May 31, 2000. A shareholder and officer of Masterdisk Corporation is the son of OCGT's President.

   On December 8, 1998 OCGT authorized and issued warrants to acquire 150,000 shares of OCGT's common stock at an exercise price of $0.65 which expire December 10, 2001. These warrants were issued to Erich
   W. Augustin, an Officer and Director of OCGT.


                            APPOINTMENT OF AUDITORS

        The Board of Directors has not selected the independent public accountant to audit the current fiscal year. The fact that the audit of the fiscal year ending June 30, 1999 was not completed by our independent auditors, Dalessio, Millner & Leben LLP, until October 13, 1999, the last day for timely filing of our Form 10-KSB, has caused the Board to reflect upon the situation and a final decision has not been made.



                            OTHER MATTERS

        The Board of the Company knows of no other business constituting a proper subject for action by Stockholders which will be presented for consideration at the Annual Meeting, other than the business set forth in this Proxy Statement. However, should any other business come before the meeting, the persons named as Proxies will vote in accordance with their best judgment.

        Proposals of Stockholders intended to be presented to the 2000 Annual Meeting of Stockholders must be received by the Secretary of the Company on or before September 1, 2000 to be considered for inclusion in the Proxy materials for that meeting. In addition, the By-laws of the Company contain requirements relating to the timing and content of the notice which Stockholders must provide to the Secretary of the Company for any matter to be properly presented at a Stockholders meeting.

                                    BY ORDER OF THE BOARD OF DIRECTORS
   New York, New York
   November 16, 1999






                      OCG TECHNOLOGY, INC.
           Proxy for Annual Meeting of Stockholders
 (This Proxy is solicited on behalf of the Board of Directors)

The undersigned hereby appoints Edward C. Levine, Wynne B. Stern, Jr., and Marriott W. Winchester, severally, Proxies, with power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Stockholders to be held at 410 Park Avenue, 5th Floor, New York, N.Y. 10022 on Tuesday, December 14, 1999 at 10:30 A.M. local time and at any adjournment thereof.

   1. The election of Directors:

     FOR   all nominees listed (except as written below)  [ ]

     WITHHOLD AUTHORITY to vote for all nominees          [ ]

 Edward C. Levine,    Jeffrey P. Nelson,     Jarema S. Rakoczy

Instructions: To withhold authority to vote for any individual nominee, write that nominee's name in the following space:


----------------------------------------------------------------------------




                                (Continued and to be Signed on Reverse Side)


     THE SHARES REPRESENTED HEREBY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS IN THIS PROXY. IF NOT OTHERWISE SPECIFIED, THIS PROXY IS TO BE VOTED IN FAVOR OF THE NOMINEES FOR THE ELECTION OF DIRECTORS PROPOSED IN
ITEM 1.


                              Dated: ________________________________________


                              Signed:________________________________________




                              Signed:________________________________________
                                     Executors, administrators, trustees, etc.
                                     should give full title. For joint
                                     accounts, each owner should sign. For
                                     corporate signatures, seal should be
                                     affixed.


PLEASE RETURN THIS PROXY IN THE ENCLOSED SELF-ADDRESSED, POSTAGE PAID ENVELOPE.




                                         November 16, 1999

Dear Shareholder:

     During the past year your Company, OCG Technology, Inc. ("OCGT") has had some significant changes.

     One of these was the sale of the Medical Manager distributorship owned by Mooney-Edwards Enterprises, Inc.("MIS"), one of OCGT's wholly owned subsidiaries. The disposition is discussed in the attached Form 10-KSB for the year ended June 30, 1999 on: page 2, Part 1, Item 1, Description of Business under the heading Disposition of Assets; on Page 5 under the heading Medical Information Systems; and lastly, in Part II on page 9 at Item 6, Management's Discussion and Analysis or Plan of Operation under the heading Liquidity and Capital Resources. However, the effects of the transaction are not fully reflected in the Financial Statements attached to FORM 10-KSB. To more completely reflect the transaction our independent auditors have prepared the following Pro Forma Consolidated Balance Sheet:

                  OCG TECHNOLOGY, INC. AND SUBSIDIARIES
              PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                             June 30, 1999
                                                          Pro Forma
              ASSETS                       Historical    Adjustments      Pro Forma
              ------                       ----------    -----------      ---------
CURRENT
-------
Cash                                        $103,408      $377,767         $481,175
Accounts receivable                            8,468                          8,468
Prepaid expenses and other current assets    193,979                        193,979
Net assets held for sale                      30,421       (30,421)               0
                                            --------      --------         --------
TOTAL CURRENT ASSETS                         336,276       347,346          683,622

PROPERTY AND EQUIPMENT (net)                 123,023                        123,023

OTHER ASSETS                                   3,180                          3,180
                                            --------      --------         --------
                                             462,479       347,346          809,825
                                            ========      ========         ========
CURRENT LIABILITIES                           90,556                         90,556

TOTAL SHAREHOLDERS' EQUITY                   371,923       347,346          719,269
                                            --------      --------         --------
                                            $462,479      $347,346         $809,825
                                            ========      ========         ========


     Although payments of the purchase price have been received by OCGT, as of this date the transaction has not fully closed and adjustments to the purchase price and transaction have not been fully reflected.

     In addition to the above OCGT has been shifting its focus to stay on top of the changes occurring in technology. Although OCGT continues it efforts to market the Windows NT/95/98 version of the PrimeCareTM Patient Management
System, it has developed Internet capability for a significant part of this product line and has introduce two web sites, www.yourownhealth.com , a consumer product, and PrimeCare on the Web, a product for physicians. OCGT believes that these products will generate significant advertising revenues. In addition, OCGT has developed an additional profit center by contracting to create, host and manage a web site in the fitness field.

     We will keep you informed through Information Releases as marketing arrangements are completed. Please visit our web site for Company information www.pcare.com , for health related information visit www.yourownhealth.com and for fitness information www.deniseaustin.com.

                                              Sincerely,
                                              OCG Technology, Inc.


                                           By:/s/Edward C. Levive
                                              -------------------
                                              Edward C. Levine,
                                              President
